Delinquencies
Per Servicer
CURRENT
30
60
90+
Total
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Delinquent
N/A
N/A
58
$9,034,707.33
15
$2,093,859.41
6
$811,174.30
79
$11,939,741.04
Foreclosure
0
$0.00
0
$0.00
2
$126,247.06
25
$3,712,765.50
27
$3,839,012.56
Bankruptcy
13
$1,294,941.48
0
$0.00
0
$0.00
3
$162,894.22
16
$1,457,835.70
REO
N/A
N/A
0
$0.00
0
$0.00
0
$0.00
0
$0.00
FB(Contractual)
0
$0.00
0
$0.00
0
$0.00
0
$0.00
0
$0.00
Total
13
$1,294,941.48
58
$9,034,707.33
17
$2,220,106.47
34
$4,686,834.02
122
$17,236,589.30
Trustee
Per Servicer
CURRENT
30
60
90+
Total
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Count
UPB
Delinquent
Foreclosure
Bankruptcy
REO
FB(Contractual)
Total
0
$0.00
Trustee Report
Foreclosure Top 5 States
State
Count
UPB
% of Total UPB
Average Days In Foreclosure
State Average
CA
4
$1,668,818.91
0.26%
33.8
117
OK
3
$222,720.57
0.03%
42.0
186
MI
3
$264,483.65
0.04%
17.0
240
TN
2
$150,859.94
0.02%
21.0
45
TX
2
$147,470.17
0.02%
44.0
97
Default Summary Dashboard (OTS)
Date: 7/28/2005 10:33:47 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
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